UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2004

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices) (Zip code)

(414) 964-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

Item 1.02 Termination of a Material Definitive Agreement.

Effective November 23, 2004, Koss Corporation (the "Company") terminated the License Agreement dated November 15, 1991, and as subsequently amended (the "License Agreement") between the Company and Jiangsu Electronics Limited of Hong Kong ("Jiangsu"). Under the License Agreement, in exchange for royalty payments, the Company granted Jiangsu the right and license to use certain Company trademarks in connection with the manufacture, marketing and distribution of Jiangsu's products, with the prior approval of the Company. The Company believes that Jiangsu sold certain products without submitting these products to the Company for its approval and that these actions constitute material breaches under the License Agreement. The Company provided notice to Jiangsu of the termination of the License Agreement on November 23, 2004. As a result of the termination, other than Jiangsu's post-termination right to sell Company-approved licensed products, as set forth in the License Agreement, Jiangsu no longer has the right to use certain Company trademarks in connection with the manufacture, marketing and distribution of Jiangsu's products under the License Agreement.

Item 7.01 Regulation FD Disclosure

On November 23, 2004, the Company issued a press release announcing the termination of its License Agreement with Jiangsu. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1--Press Release dated November 23, 2004, announcing the termination of the license agreement with Jiangsu Electronics Limited (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2004

KOSS CORPORATION

By: /s/ Michael J. Koss

Michael J. Koss

Chief Executive Officer, President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number and Description

99.1--Press Release dated November 23, 2004, announcing the termination of the license agreement with Jiangsu Electronics Limited (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).